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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Boards of Directors
Trans World Entertainment Corporation and
  Camelot Music Holdings, Inc.:

We consent to the use of our report included on page F-11 herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus on Form S-4.

                                          /s/ KPMG LLP

Albany, New York
March 29, 1999